UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): April 4, 2014


                           COMPETITIVE COMPANIES, INC.
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             (Exact name of registrant as specified in its charter)


                                     NEVADA
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                 (State or other jurisdiction of incorporation)


          333-76630                                    65-1146821
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  (Commission File Number)                 (I.R.S. Employer Identification No.)

            19206 HUEBNER ROAD, SUITE 202, SAN ANTONIO, TEXAS 78258
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               (Address of principal executive offices) (Zip Code)

                                 (210) 233-8980
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              (Registrant's telephone number, including area code)


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              (Former name, former address and former fiscal year,
                         if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written  communications  pursuant to Rule 425 under the  Securities  Act (17
    CFR240.14d-2(b))

[_] Soliciting  material  pursuant  to  Rule  14a-12  under  Exchange  Act  (17
    CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))


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SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT
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         ITEM 5.02.  DEPARTURE OF DIRECTORS  AND CERTAIN  OFFICERS;  ELECTION OF
DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

         GENERAL. On April 4, 2014, William Gray resigned as the corporate secretary of Competitive Companies, Inc., a Nevada corporation (the "Company" or "CCI") and the corporate secretary of the Company's wholly owned subsidiary, Wytec International, Inc., a Nevada corporation ("Wytec").

         On April 4, 2014, Tina Bagley was appointed as the corporate secretary of the Company and the corporate secretary of Wytec.

         COMPENSATION ARRANGEMENTS. There has been no change to Ms. Bagley's compensation as a result of her appointments as the corporate secretary of the Company and the corporate secretary of Wytec.

         BIOGRAPHICAL INFORMATION.

         TINA BAGLEY, age 51, has been the vice president of operations of Wytec since January 2014 and was the manager of corporate affairs/operations and liaison of Wytec from March 2012 to January 2014. Ms. Bagley has also been the vice president of operations of CCI since January 2014 and was the manager of corporate affairs/operations and liaison of CCI from March 2012 to January 2014. She advises Wytec and CCI in corporate protocol, business affairs, maintenance, and management of company operations. She also serves as liaison for all operations among CCI, WyLink, Inc., Wytec International, Inc. and Capaciti Networks, Inc. Prior to joining CCI until February 2012, Ms. Bagley worked in various capacities, including as general manager for Clayton Homes, a Berkshire Hathaway Company. Ms. Bagley built and executed a wholesale apparel business prior to joining Clayton Homes.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                           COMPETITIVE COMPANIES, INC.
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                                  (Registrant)

Date: April 7, 2014


                           /s/ William H. Gray
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                           William H. Gray, Chief Executive Officer






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